Exhibit 99.3

B1 (Official Form 1) (1/08)

United States Bankruptcy Court Southern District of California	Voluntary Petition 08 - 04153 - 11

Name of Debtor (if individual, enter Last, First, Middle): Paragon of Michigan, Inc., a Wisconsin corporation		Name of Joint Debtor (Spouse) (Last, First, Middle):
All Other Names used by the Debtor in the last 8 years (include married, maiden, and trade names): FKA Villa Inns of Wisconsin, Inc.; DBA Mountain Jack’s; DBA Carvers		All Other Names used by the Joint Debtor in the last 8 years (include married, maiden, and trade names):
Last four digits of Social Security or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all): 39-1211588		Last four digits of Social Security or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all):
Street Address of Debtor (No. & Street, City, and State): 10200 Willow Creek Road San Diego, CA 92131	ZIP CODE 92131-0000	Street Address of Joint Debtor (No. & Street, City, and State):	ZIP CODE
County of Residence or of the Principal Place of Business: San Diego		County of Residence or of the Principal Place of Business:
Mailing Address of Debtor (if different from street address):	ZIP CODE	Mailing Address of Joint Debtor (if different from street address):	ZIP CODE
Location of Principal Assets of Business Debtor (if different from street address above):

Type of Debtor (Form of Organization) (Check one box.)	Nature of Business (Check one box.)	Chapter of Bankruptcy Code Under Which the Petition is Filed (Check one box)

☐        Individual (includes Joint
  Debtors)

           See Exhibit D on page 2
  of this form.

☒       Corporation (includes LLC
  and LLP)

☐        Partnership

☐        Other (If debtor is not one
  of the above entities,check
  this box and state type of
  entity below.)

	☐ Health Care Business ☐ Single Asset Real Estate as defined in 11 U.S.C. § 101(51B) ☐ Railroad ☐ Stockbroker ☐ Commodity Broker ☐ Clearing Bank ☒ Other	☐ Chapter 7 ☐ Chapter 9 ☒ Chapter 11 ☐ Chapter 12 ☐ Chapter 13	☐ Chapter 15 Petition for Recognition of a Foreign Main Proceeding ☐ Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding
	Tax-Exempt Entity (Check box, if applicable.)	Nature of Debts (Check one box)

	☐ Debtor is a tax-exempt organization under Title 26 of the United States Code (the Internal Revenue Code).	☐ Debts are primarily consumer debts, defined in 11 U.S.C. § 101(8) as “incurred by an individual primarily for a personal, family, or household purpose.”	☒ Debts arc primarily business debts.

Filing Fee (Check one box.)

☒       Full Filing Fee attached

☐        Filing Fee to be paid in installments (Applicable to
  individuals only) Must attach signed application for the
  court’s consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official
  Form 3A.

☐        Filing Fee waiver requested (Applicable to chapter 7
  individuals only). Must attach signed application for the
  court’s consideration. See Official Form 3B.

Chapter 11 Debtors

Check one box:

☐        Debtor is a small business debtor as defined in 11 U.S.C.
  § 101(51D).

☒       Debtor is not a small business debtor as defined in 11
  U.S.C. § 101(51D).

Check if:

☐        Debtor’s aggregate noncontingent liquidated debts
  (excluding debts owed to insiders or affiliates) are less
  than $2,190,000

Check all applicable boxes:

☐        A plan is being filed with this petition.

☐        Acceptances of the plan were solicited prepetition from
  one or more classes of creditors, in accordance with
  11 U.S.C § 1126(b).

Statistical/Administrative Information

☒       Debtor estimates that funds will be available for distribution to unsecured creditors.

☐        Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

THIS SPACE IS FOR COURT USE ONLY
Estimated Number of Creditors reported on a consolidated basis with affiliated debtors.
☐ 1-49	☐ 50-99	☐ 100-199	☐ 200-999	☐ 1,000- 5,000	☒ 5001- 10,000	☐ 10,001- 25,000	☐ 25,001- 50,000	☐ 50,001- 100,000	☐ OVER 100,000
Estimated Assets reported on a consolidated basis with affiliated debtors.
☐ $0 to $50,000	☐ $50,001 to $100,000	☐ $100,001 to $500,000	☐ $500,001 to $1 million	☐ $1,000,001 to $10 million	☒ $10,000,001 to $50 million	☐ $50,000,001 to $l00 million	☐ $100,000,001 to $500 million	☐ $500,000,001 to $1 billion	☐ More than $1 billion
Estimated Debts reported on a consolidated basis with affiliated debtors.
☐ $0 to $50,000	☐ $50,001 to $100,000	☐ $100,001 to $500,000	☐ $500,001 to $1 million	☐ $1,000,001 to $10 million	☒ $10,000,001 to $50 million	☐ $50,000,001 to $100 million	☐ $100,000,001 to $500 million	☐ $500,000,001 to $1 billion	☐ More than $1 billion

B1 (Official Form 1) (1/08)	Page 2

Voluntary Petition (This page must be completed and filed in every case)	Name of Debtor(s): Paragon of Michigan, Inc., a Wisconsin corporation

All Prior Bankruptcy Cases Filed Within Last 8 Years (If more than two, attach additional sheet.)

Location Where Filed: Central District of California, Riverside Division	Case Number: 02-12684	Date Filed: 2/19/02
Location Where Filed:	Case Number:	Date Filed:

Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet.)

Name of Debtor: See Attachment	Case Number:	Date Filed:
District:	Relationship:	Judge:

Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

Exhibit B

(To be completed if debtor is an individual
whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I delivered to the debtor the notice required by 11 U.S.C. § 342(b).

☐ Exhibit A is attached and made a part of this petition.	X
		Signature of Attorney for Debtor(s)	Date

Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?

☐	Yes, and Exhibit C is attached and made a part of this petition.

☒	No

Exhibit D

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

☐	Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

☐	Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

Information Regarding the Debtor - Venue

(Check any applicable box)

☒	Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

☒	There is a bankruptcy case concerning debtor’s affiliate, general partner, or partnership pending in this District.

☐	Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.

Certification by a Debtor Who Resides as a Tenant of Residential Property

Check all applicable boxes.

☐	Landlord has a judgment against the debtor for possession of debtor’s residence. (If box checked, complete the following.)

(Name of landlord that obtained judgment)

(Address of landlord)

☐	Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

☐	Debtor has included in this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

☐	Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. § 362(1)).

B1 (Official Form 1) (1/08)	Page 3

Voluntary Petition (This page must be completed and filed in every case)	Name of Debtor(s): Paragon of Michigan, Inc., a Wisconsin corporation

Signatures

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.

[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. § 342(b).

I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

      X _______________________________________________

          Signature of Debtor

      X _______________________________________________

           Signature of Joint Debtor

          _______________________________________________

          Telephone Number (If not represented by attorney)

          _______________________________________________

          Date

Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only one box.)

☐        I request relief in accordance with chapter 15 of
  title 11, United States Code. Certified copies of
  the documents required by 11 U.S.C. § 1515 are
  attached.

☐        Pursuant to 11 U.S.C. § 1511, I request relief in
  accordance with the chapter of title 11 specified in
  this petition. A certified copy of the order granting
  recognition of the foreign main proceeding is
  attached.

      X _______________________________________________

          Signature of Foreign Representative

          _______________________________________________

          Printed Name of Foreign Representative

          _______________________________________________

          Date

Signature of Attorney*

      X /s/ Enid M. Colson

          Signature of Attorney for Debtor(s)

          Enid M. Colson 189912; Julia W. Brand 121760

          Printed Name of Attorney for Debtor(s)

          Liner Yankelevitz Sunshine & Regenstreif, LLP

          Firm Name

          1100 Glendon Avenue

          14th Floor

          Los Angeles, CA 90024

          Address

          (310) 500-3500 Fax:(310) 500-3501

          Telephone Number

          _____________________________________________

          Date

*  In a case in which § 707(b)(4)(D) applies, this signature also constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect.

Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: 1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; 2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, 3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official form 19 is attached.

          _______________________________________________

          Printed Name and title, if any, of Bankruptcy Petition

          Preparer

          _______________________________________________

Social-Security number (If the bankruptcy petition preparer is not an individual, state the Social Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C. § 110.)

          _______________________________________________

          Address

      X _______________________________________________

Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

      X /s/ Susan Schulze-Claasen

          Signature of Authorized Individual

          Susan Schulze-Claasen

          Printed Name of Authorized Individual

          President

          Title of Authorized Individual

          _____________________________________________

          Date

          _______________________________________________

          Date

Signature of Bankruptcy Petition Preparer or officer, principal, responsible person, or partner whose social security number is provided above.

Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual

If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. § 110; 18 U.S.C. § 156.

B1 (Official Form 1) (1/08)	Page 4

In re Paragon of Michigan, Inc., a Wisconsin corporation	Case No.
Debtor(s)

FORM 1. VOLUNTARY PETITION

Pending Bankruptcy Cases Filed Attachment

Name of Debtor / District	Case No. / Relationship	Date Filed / Judge
Paragon Steakhouse Restaurants, Inc., a Delaware corporation	Filed concurrently Affiliate
Steakhouse Partners, Inc., a Delaware corporation	Filed concurrently Affiliate